Exhibit 99.1

Contact:

Primo Water Corporation

Mark Castaneda, Chief Financial Officer

(336) 331-4000

ICR Inc.

Katie Turner

(646) 277-1228

Primo Water Announces Leadership Succession to Drive Next Phase of Growth

Billy Prim to Transition to Executive Chairman; Matt Sheehan to Become Chief Executive Officer

WINSTON-SALEM, N.C. April 27, 2017 -- Primo Water Corporation (Nasdaq: PRMW), the leading provider of multi-gallon purified bottled water, self-service refill water and water dispensers, today announced as part of its established leadership succession plan, Billy D. Prim, the Company’s Founder, Chairman and Chief Executive Officer, will transition to Executive Chairman of the Board effective May 31, 2017. At that time Matt Sheehan, President, Chief Operating Officer and a five-year member of the Primo Water executive team, will succeed Mr. Prim as Chief Executive Officer and assume the role of President and Chief Executive Officer.

As founder and Primo Water’s largest individual shareholder, Mr. Prim has seen the Company grow from a business plan to an organization with over 45 thousand locations across the United States and Canada. “I am very excited about where the Company is positioned today and believe Matt is the best person to oversee the next stage of growth for Primo,” commented Mr. Prim.

“I am pleased with the succession plan process and am delighted with the choice of Mr. Sheehan as the new Chief Executive Officer and with Mr. Prim remaining on the Board as the Executive Chairman,” commented David Warnock, the Chairman of the Nominating and Governance Committee of the Board of Directors. This leadership transition also formally allows the Company to separate the Chief Executive Officer and Chairman roles, which further enhances the Company’s corporate governance practices.

In his new role, Mr. Prim will focus on leading the Board of Directors, giving advice and counsel to Mr. Sheehan and the leadership team on strategy, partnership alliances, and leadership training, as well as continuing to build relationships within the industry.

As President and Chief Operating Officer since December 2012, Mr. Sheehan has led Primo Water’s business segments in North America, including the development and execution of strategic initiatives, as well as the core support functions of the Company’s sales, marketing, supply chain and strategy efforts. Mr. Sheehan has extensive experience in developing high-growth services to retailers through best-in-class operational capabilities. He has been a Primo Water board member since October of 2016, and will continue to serve as a member of the Company’s Board of Directors.

“First, I’m both humbled and excited by the opportunity to further lead this business, for which I have a deep amount of passion. Over the last five years, we have been focused on creating value for our consumers, retailers and shareholders, while creating a winning corporate culture for our team. During that time, Billy and I have built a strong partnership and I look forward to that continuing in the future. We have worked together to deliver on Primo Water’s mission and vision through our strategic actions and execution,” stated Mr. Sheehan. “Our team is uniquely aligned through our culture of strong engagement and commitment to our mission of Inspiring Healthier Lives Thru Better Water, which strengthens our ability to consistently add value to retailer partners, consumers and stockholders. We are excited about the opportunities ahead as we extend our leadership position, further integrate our acquisition of Glacier Water and continue to stay focused on our core business and strategies. We are proud that Primo Water is an increasingly trusted water solution for consumers in search of safe, quality and convenient drinking water across the U.S. and Canada.”

Mr. Sheehan’s financial, managerial and leadership expertise and experience over the last 20 years includes six years with Redbox/Coinstar, Inc. (a formerly publicly-traded automated retail solutions provider), where he served as Strategic Venture Advisor of Coinstar’s Redbox business from June 2011 to December 2011, as Vice President, General Manager of the first automated retail venture at Redbox from 2008 until 2011, as Vice President, Sales and Business Development from 2006 to 2008 and Director of Business Development from 2005 to 2006. Redbox was acquired by Coinstar in 2008. Mr. Sheehan received a Bachelor of Business Management and Communications degree from Bentley College in Waltham, Massachusetts and an MBA from the Smeal College of Business at Pennsylvania State University.

About Primo Water Corporation

Primo Water Corporation (Nasdaq: PRMW) is North America’s leading single source provider of multi-gallon purified bottled water, self-service refill water and water dispensers sold through major retailers throughout the United States and Canada. For more information and to learn more about Primo Water, please visit our website at www.primowater.com.

Forward-Looking Statements

Certain statements contained herein are not based on historical fact and are "forward-looking statements" within the meaning of the applicable securities laws and regulations. include the Company’s financial guidance, statements regarding our ability to capture a majority of the bulk water revenue at retail and statements regarding the combined strengths of Primo and DS Services driving incremental growth of Primo and to further integrate the Glacier Water acquisition. These statements can otherwise be identified by the use of words such as "anticipate," "believe," "could," "estimate," "expect," "feel," "forecast," "intend," "may," "plan," "potential," "project," “seek,” "should," "would,” “will,” and similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those stated herein. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, adverse changes in the Company's relationships with its independent bottlers, distributors and suppliers, the loss of major retail customers of the Company or the reduction in volume or change in timing of purchases by major retail customers, lower than anticipated consumer and retailer acceptance of and demand for the Company's products and services, the entry of a competitor with greater resources into the marketplace, competition and other business conditions in the water and water dispenser industries in general, the Company’s experiencing product liability, product recall or higher than anticipated rates of sales returns associated with product quality or safety issues, the loss of key Company personnel, dependence on key management information systems, changes in the regulatory framework governing the Company's business, the Company's inability to efficiently expand operations and capacity to meet growth, the Company's inability to develop, introduce and produce new product offerings within the anticipated timeframe or at all, the Company’s inability to comply with its covenants in its credit facility, significant liabilities or costs associated with litigation or other legal proceedings, general economic conditions, the possible adverse effects that decreased discretionary consumer spending may have on the Company’s business, difficulties with the successful integration and realization of the anticipated benefits and synergies from the Glacier Water acquisition, including incorporation of internal controls and critical information technology systems such as management information systems and related tools, failure to manage our expanded operations following the Glacier Water acquisition, the incurrence of costs related to the Glacier Water acquisition, changes to the Company’s board of directors and management in connection with the Glacier Water acquisition, the impact of the loss or non-retention of certain key personnel after the Glacier Water acquisition , the termination or renegotiation of agreements with customers, suppliers and other business partners in connection with the Glacier Water acquisition, the possibility that the Company’s financial results following the Glacier Water acquisition may differ materially from the unaudited pro forma financial statements that have been or will be made available, the restrictions imposed upon our business as a result the restrictive covenants contained in our credit agreements, the possibility that we may fail to generate sufficient cash flow to service our debt obligations, and the negative effects that global capital and credit market issues may have on our liquidity, the costs of our borrowing and our operations of our suppliers, bottlers, distributors and customers as well as other risks described more fully in the Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K filed on March 16, 2017 and its subsequent filings under the Securities Exchange Act of 1934. Forward-looking statements reflect management's analysis as of the date of this press release. The Company does not undertake to revise these statements to reflect subsequent developments, other than in its regular, quarterly earnings releases or as otherwise required by applicable securities laws.